SECURITIES AND EXCHANGE COMMISSION
                                               Washington, D.C.  20549
                                                   ______________



                                                      FORM 8-K


                                                   CURRENT REPORT
                                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                                           SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  November 7, 1994

                    ______
 Delaware         Canandaigua Wine Company, Inc. and its     16-0716709
                     subsidiaries
 New York         Batavia Wine Cellars, Inc.                 16-1222994
 Delaware         Bisceglia Brothers Wine Co.                94-2248544
 California       California Products Company                94-0360780
 New York         Canandaigua West, Inc.                     16-1462887
 New York         Guild Wineries & Distilleries, Inc.        16-1401046
 South Carolina   Tenner Brothers, Inc.                      57-0474561
 New York         Widmer's Wine Cellars, Inc.                16-1184188
 Delaware         Barton Incorporated                        36-3500366
 Delaware         Barton Brands, Ltd.                        36-3185921
 Maryland         Barton Beers, Ltd.                         36-2855879
 Connecticut      Barton Brands of California, Inc.          06-1048198
 Georgia          Barton Brands of Georgia, Inc.             58-1215938
 New York         Barton Distillers Import Corp.             13-1794441
 Delaware         Barton Financial Corporation               51-0311795
 Wisoncsin        Stevens Point Beverage Co.                 39-0638900
 New York         Monarch Wine Company, Limited Partnership  36-3547524
 Illinois         Barton Management, Inc.                    36-3539106
 New York         Vintners International Company, Inc.       16-1443663
_____________      _______________________________________    __________
(State or other    (Exact Name of registrant as specified    (I.R.S.
incorporation or     in its charter)                          Employer
organization)                                            Identification
                                                         Number)

116 Buffalo Street, Canandaigua, New York       14424
___________________________________________________________
(Address of Principal Executive Offices)        (Zip Code)

Registrant's Telephone Number, Including Area Code  (716)394-7900
                                                    _____________


Former Name, Former Adress and Former Fiscal Year, if Changed Since
Last Report

Item 5.  Other Events

    On November 7, 1994 the Registrant announced that its net sales for the fiscal year ended August 31, 1994 ("Fiscal 1994") were $629.6 million, compared with net sales of $306.3 million for the Company's fiscal year ended August 31, 1993 ("Fiscal 1993"), an increase of 106%. This increase resulted from the inclusion of a full year of net sales for Barton Incorporated acquired in June 1993, 10 1/2 months of net sales of the Paul Masson and Taylor California Cellars brands and other products acquired in October 1993, and approximately one month of net sales of the Almaden and Inglenook brands and other products acquired in August 1994. The Company's net income increased 71% to $26.6 million, or $1.65 of fully diluted earnings per common share, exclusive of the impact of a restructuring charge which the Company took in the fourth quarter of Fiscal 1994 ("Fourth Quarter 1994"), compared with fully diluted earnings of $15.6 million, or $1.20 per common share for Fiscal 1993.

As previously announced on September 7, 1994, the restructuring charge, which reduced after-tax net income by $14.9 million, or $0.91 per share, relates to the plan to restructure the operations of the Company's California wineries, including the consolidation of facilities, centralization of bottling operations and reduction of overhead. The Company anticipates that the restructuring plan will result in cost savings of approximately $3.9 million (partially offset by additional restructuring charges of approximately $2.2 million for a pre-tax savings of approximately $1.7 million) for the fiscal year ending August 31, 1995 and approximately $13.3 million of annual pre-tax net cost savings beginning in fiscal 1996.

The Company also announced that its net income increased 51% to $8.6 million, or $0.52 of fully diluted earnings per common share for Fourth Quarter 1994, an increase of $2.9 million from $5.7 million, or $0.41 of fully diluted earnings per common share, for its fourth quarter ended August 31, 1993 ("Fourth Quarter 1993"), exclusive of the impact of the above-mentioned restructuring charge. The Company's net sales increased 56% to $180.8 million for Fourth Quarter 1994, up from $115.9 million for Fourth Quarter 1993.

The Fiscal 1994 and quarterly results provided herein
are unaudited and the Company believes
that any changes in the final audited results from those provided herein will be immaterial.
           Canandaigua Wine Company, Inc. and
Subsidiaries Condensed Consolidated Statements of Income
                           (In thousands, except share and per share data)

                                             Fiscal Year Ended                   Quarter Ended
                                        8/31/94            8/31/93          8/31/94            8/31/93
                                     (Unaudited)          (Audited)      (Unaudited)        (Unaudited)
                                      ___________        __________       __________        ___________
Net Sales                           $   629,584          $  306,308      $  180,845         $  115,923
Cost of product sold                   (447,211)           (214,931)       (127,571)           (82,186)
                                    ____________         ___________     ___________        __________
   Gross profit                         182,373              91,377          53,274             33,737
Selling, general and
  administrative expenses              (121,388)            (59,983)        (34,279)           (22,444)
Non-recurring charge -
  restructuring                         (24,005)               __           (24,005)              __
                                     ___________          ___________     __________        ___________
   Operating income (loss)               36,980              31,394          (5,010)            11,293
Interest expense, net                   (18,056)             (6,126)         (5,210)            (1,940)
                                     ___________          ___________     __________        ___________
Income (loss) before provision
   for income taxes                      18,924              25,268         (10,220)             9,353
(Provision for) benefit from
   federal and state income taxes        (7,191)             (9,664)          3,903             (3,696)
                                     ___________         ___________      __________        ___________
Net income (loss)                     $  11,733           $  15,604       $  (6,317)         $   5,657
                                     ___________         ___________       _________         __________

Per Share Data:

Net income (loss) per common share:

   Primary                              $ 0.74               $ 1.30         $ (0.39)            $ 0.45
   Fully Diluted                        $ 0.74               $ 1.20         $ (0.39)            $ 0.41

Weighted average number of shares:

   Primary                           15,783,583           11,963,652      16,357,193        12,535,118
   Fully Diluted                     16,401,599           15,203,114      16,427,919        15,774,580

                           SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                CANANDAIGUA WINE COMPANY, INC.

Dated:  November 7, 1994         By:    s/Robert Sands
                                     Robert Sands, Executive Vice
                                     President


                          SUBSIDIARIES

                                 Batavia Wine Cellars, Inc.

Dated:  November 7, 1994         By:   s/Robert Sands
                                     Robert Sands,
                                     Assistant Secretary

                                     Bisceglia Brothers Wine Co.

Dated:  November 7, 1994         By:       s/Robert Sands
                                     Robert Sands,
                                     Assistant Secretary

                                 Canandaigua West, Inc.

Dated:  November 7, 1994         By:       s/Robert Sands
                                     Robert Sands,
                                     Vice President

                                 California Products Company

Dated:  November 7, 1994         By:     s/Robert Sands
                                     Robert Sands,
                                     Assistant Secretary

                                 Guild Wineries & Distilleries,
                                 Inc.


Dated:  November 7, 1994         By:      s/Robert Sands
                                     Robert Sands,
                                     Assistant Secretary

                                     Tenner Brothers, Inc.

Dated:  November 7, 1994         By:     s/Robert Sands
                                     Robert Sands,
                                     Assistant Secretary

                                     Widmer's Wine Cellars, Inc.

Dated:  November 7, 1994         By:      s/Robert Sands
                                     Robert Sands,
                                     Assistant Secretary

                                     Barton Incorporated

Dated:  November 7, 1994         By:       s/Robert Sands
                                     Robert Sands, Vice
                                     President

                                     Barton Brands, Ltd.


Dated:  November 7, 1994         By:      s/Robert Sands
                                     Robert Sands, Vice
                                      President

                                     Barton Beers, Ltd.


Dated:  November 7, 1994         By:       s/Robert Sands
                                     Robert Sands, Vice
                                      President


                                 Barton Brands of California, Inc.


Dated:  November 7, 1994         By:      s/Robert Sands
                                     Robert Sands, Vice
                                      President

                                 Barton Brands of Georgia, Inc.


Dated:  November 7, 1994         By:      s/Robert Sands
                                     Robert Sands, Vice
                                      President

                                 Barton Distillers Import Corp.


Dated:  November 7, 1994         By:         s/Robert Sands
                                     Robert Sands, Vice
                                     President

                                     Barton Financial Corporation


Dated:  November 7, 1994         By:      s/Raymond E. Powers
                                     Raymond E. Powers,
                                     Vice President


                                     Stevens Point Beverage Co.


Dated:  November 7, 1994         By:         s/Robert Sands
                                     Robert Sands, Vice
                                     President


                                 Monarch Wine Company, Limited
                                 Partnership


Dated:  November 7, 1994         By:      s/Robert Sands
                                     Robert Sands, Vice President
                                     Barton Management, Inc., General
                                     Partner

                                 Barton Management, Inc.


Dated:  November 7, 1994         By:      s/Robert Sands
                                     Robert Sands, Vice President

                                 Vintners International Company, Inc.


Dated:  November 7, 1994         By:      s/Robert Sands
                                     Robert Sands, Vice President

                        INDEX TO EXHIBITS


(1)  Underwriting agreement

     Not Applicable.

(2) Plan of acquisition, reorganization, arrangement, liquidation or succession

     Not Applicable.

(4) Instruments defining the rights of security holders, including indentures

     Not Applicable.

(16) Letter re change in certifying accountant

     Not Applicable.

(17) Letter re director resignation

     Not Applicable.

(20) Other documents or statements to security holders

     Not Applicable.

(23) Consents of experts and counsel

     Not Applicable.

(24) Power of attorney

     Not Applicable.

(27) Financial Data Schedule

     Not Applicable.

(99) Additional Exhibits

     None.